[logo - American Funds(sm)]

The right choice for the long term(sm)

ICA THE INVESTMENT COMPANY OF AMERICA

[cover photograph: close-up of person writing]

The value of experience

Annual report for the year
ended December 31, 2001


ICA(sm)

The Investment Company of America(r) is one of the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

ICA seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

2001 RESULTS AT A GLANCE
Year ended December 31, 2001
(with dividends and capital gain distributions reinvested)

                                                           Standard & Poor's 500
                                 ICA                       Composite Index
Income return                    1.70%                     1.20%
Capital return                   -6.29%                    -13.03%
Total return                     -4.59%                    -11.83%

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS PAID IN 2001

                          Per share                  Payment date
Income dividends          $0.13                      March 5
                          $0.13                      June 4
                          $0.13                      Sept. 10
                          $0.13                      Dec. 18
                          $0.52

Capital gain distributions             $0.24            March 5
                                       $0.35            Dec. 18
                                       $0.59

EXPENSE RATIOS AND PORTFOLIO TURNOVER RATES*
Year ended December 31, 2001

                                ICA               Industry average+
Expense ratio                   0.57%             1.24%
Portfolio turnover rate         22%               87%

*The EXPENSE RATIO is the annual percentage of net assets used to pay fund expenses. The PORTFOLIO TURNOVER RATE is a measure of how often securities are bought and sold by a fund.

+Growth & Income Funds, as measured by Lipper Inc.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 28. Please refer to americanfunds.com for the most current investment results. Important information about other share classes appears on the inside back cover.


The fund's 30-day yield for Class A shares as of January 31, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 1.09%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

A COMMON LINK: You may have noticed a new logo on the cover. The interlocking boxes have been adopted by American Funds and all The Capital Group Companies(sm) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.


CONTENTS

ICA in down markets                    1
Growth over time                       3
The value of experience                6
The portfolio counselors              13
Investment portfolio                  14
Directors and officers                29
The American Funds family             back cover




FELLOW SHAREHOLDERS:

For ICA, 2001 was the first year with a negative return since 1977. Even so, the fund's research-based long-term approach enabled it to substantially resist the overall stock market weakness which began in March 2000. ICA's total return for the year was -4.6%, a considerably smaller decline than the -11.8% for Standard & Poor's 500 Composite Index.

It was a year in which the U.S. economy and many economies elsewhere in the world slipped into the first general recession since 1991. The impact of the business slowdown has been heightened by the high expectations investors had built into stock prices during the latter half of the 1990s, a record-long period of economic and stock market growth. The past two years saw the first back-to-back declines in major market indexes since 1973-1974. The S&P 500, which measures primarily the largest U.S. companies, had a negative total return of 19.9% for that period.

In contrast, ICA had a negative return of less than one percent (-0.9%) for 2000-2001. The fund also did better than its peer group over that period. The Lipper Growth & Income Fund Index fell 7.4% in 2001 and 7.1% for the two years.

COMPARISON OVER A FULL MARKET CYCLE

The table below adds further emphasis to the comparisons. Covering a full market cycle from the low for the S&P 500 in August 1998 to the most recent low last September 21, the table shows that ICA, with its focus on finding real values, lagged the overall market during the exuberant bid-up in prices to March 2000. However, results have been much better than the index during the decline. Measuring the full cycle from low to low, ICA exceeded the total return for the index by more than 22 percentage points.

UP AND DOWN CYCLES       LOW TO HIGH             HIGH TO LOW            LOW TO LOW
                         8/31/98-3/24/00         3/24/00-9/21/01        8/31/98-9/21/01
ICA                      +52.6%                  -16.6%                 +27.3%
S&P 500                  +62.8                   -35.6                  +4.8

Over the 68 years Capital Research and Management Company has been the adviser to ICA, the fund has provided a 13.3% average annual compound return, compared with 11.7% for the S&P 500. (The index is unmanaged and reflects no expenses.) That margin may not appear unusually impressive at first glance, but turn the page to the mountain chart to see that the difference is enough to more than double the dollar amount a shareholder would have earned with ICA compared with the index.

Maintaining positions in solid long-term holdings turned out to be an effective counter to the overall direction of the stock market. As you would expect in such a market environment, results were mixed. However, among the ten largest holdings, most of which have been in the portfolio for a number of years, six did better than the overall market and three actually gained ground in 2001. Lowe's, the home improvement retailer, was one of the U.S. stock market's leaders last year with a price gain of 108.6%; it has been a major success story for the fund since ICA first acquired shares in 1997.

The three pharmaceutical stocks on the list - Eli Lilly (-15.6%), Pharmacia (-30.1%) and Pfizer (-13.4%) - suffered from a variety of problems that we believe do not significantly cloud long-term prospects. We actually initiated and built the position in Eli Lilly during the year as the price became attractive.

[Begin Sidebar]
IN ALL SEVEN SIGNIFICANT STOCK MARKET DECLINES OVER THE PAST 30 YEARS, ICA HAS HELD UP BETTER THAN THE S&P 500.
[End Sidebar]

[Begin Sidebar]
 How ICA has done compared to the S&P 500 in major market declines over the past 30 years (with dividends reinvested)

                                 S&P 500           ICA

1/11/73 - 10/3/74                -44.7%            -38.8%
9/21/76 - 3/6/78                 -13.8             -6.3
11/28/80 -8/12/82                -19.9             -5.1
8/25/87 - 12/4/87                -33.0             -27.6
7/16/90 - 10/11/90               -19.1             -15.2
7/17/98 - 8/31/98                -19.3             -16.5
3/24/00 - 9/21/01                -35.6             -16.6

[End Sidebar]

EXPERIENCE-BASED INVESTING

Confidence born of many years as investment professionals has helped ICA's portfolio counselors remain resolute in their approach when stock markets soar beyond reasonable expectations and then suffer the consequences. A list of the counselors for ICA during this period and their experience appears on page 13, and a discussion with several of them about what experience gained through differing investment environments has taught them begins on page 7.

Nearly all of the portfolio counselors have been around long enough to remember when most companies paid an attractive dividend to reward shareholders. In the run-up of stock prices in the last decade, the quest for appreciation turned many corporate leaders and aggressive investors away from caring about dividends, and dividend payouts and yields have remained extremely low even as stock prices have come down.

ICA's objectives continue to include seeking companies that hold the promise of providing good dividend income. As Mike Shanahan, president of the fund, observes later in this report, "Dividends have been sadly lacking, and we recognize from long experience that they really matter." That is particularly true, he notes, when stock prices are weak.

Finding those dividends has been difficult and ICA's income return has dwindled in recent years; still, it remains significantly above average (1.7% compared with 1.2% for the S&P 500). Longer term, reinvested dividends have provided an important portion of the fund's total return and we believe will do so again in the future. (Please see table on page 9.)


A FEW WORDS ABOUT THOSE WHO MANAGE ICA

On a personal note, having just completed my 50th year with Capital Research and my 31st as the second chairman of ICA, I will not be standing for reelection to the Board of Directors this summer. Our system of multiple portfolio counselors, which was initiated for ICA in 1958, has made the process of individuals phasing out and others phasing in a seamless one. I am enthusiastic about my associates who will continue to manage the fund. The list on page 13 speaks for itself about their breadth of experience, and the results for these latest periods demonstrate how well they have been doing.

Some 32 years ago, ICA reached a position as one of the dozen largest U.S. mutual funds. We are particularly pleased to note that it is the only one of that dozen to remain so ranked in every year since. Thank you for your loyalty as well as your commitment to long-term investing.

Sincerely,
/s/ Jon B. Lovelace, Jr.
Jon B. Lovelace, Jr.

Chairman of the Board

February 7, 2002


THE VALUE OF A LONG-TERM PERSPECTIVE (1934-2001)

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 68 years, from January 1, 1934 through December 31, 2001, showing the high, low and closing values for each year. The figures in the table below the chart include the fund's total return for each of those years.

As you look through the table, you will see that the fund's total return can fluctuate greatly from year to year. In some years it was well into double digits. In other years, the fund had a negative return. During the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $45,258,581 compared with $18,284,680 in the S&P 500 Index.

Over the same period, $10,000 in a savings account would have grown to $177,925 with all interest compounded.*

You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 1991. At that time, the table shows the value of the investment illustrated here was $13,171,913. Since then, it has more than tripled to $45,258,581. Thus, in the same period, the value of your 1991 investment - regardless of size - has also more than tripled.

*Based on figures from the U.S. League of Savings Institutions and the Federal Reserve Board, reflecting all kinds of savings deposits (maximum allowable interest rates imposed by law until 1983). Savings accounts are guaranteed; the fund is not.

AVERAGE ANNUAL COMPOUND RETURNS
For periods ended December 31, 2001

Class A shares
reflecting 5.75% maximum sales charge

One year      -10.06%
Five years    +11.67%
Ten years     +12.47%


Year ended December 31           1934            1935           1936             1937             1938

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             -               -              $398             1,006            181

Value at Year-End/1/             $11,822         21,643         31,560           19,424           24,776

Dividends in Cash                -               -              $398             976              170

Value at Year-End/1/             $11,822         21,643         31,042           18,339           23,174

S&P 500/Div. Reinvested          $9,848          14,536         19,441           12,689           16,591

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    0.0%            0.0            1.8              3.2              0.9

Capital Return                   18.2%           83.1           44.0             (41.7)           26.7

ICA TOTAL RETURN                 18.2%           83.1           45.8             (38.5)           27.6

Fund Expenses/4/                 0.94%           1.13           1.19             1.53             1.89



Year ended December 31           1939            1940           1941             1942             1943

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             536             892            1,262            1,186            1,100

Value at Year-End/1/             24,986          24,384         22,590           26,376           35,019

Dividends in Cash                498             805            1,088            969              861

Value at Year-End/1/             22,860          21,460         18,816           20,893           26,861

S&P 500/Div. Reinvested          16,529          14,914         13,186           15,842           19,904

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.2             3.6            5.2              5.3              4.2

Capital Return                   (1.4)           (6.0)          (12.6)           11.5             28.6

ICA TOTAL RETURN                 0.8             (2.4)          (7.4)            16.8             32.8

Fund Expenses/4/                 2.02            1.88           1.95             2.13             1.72



Year ended December 31           1944            1945           1946             1947             1948

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             1,243           1,190          1,775            2,410            2,684

Value at Year-End/1/             43,193          59,091         57,692           58,217           58,430

Dividends in Cash                942             877            1,278            1,673            1,784

Value at Year-End/1/             32,130          42,949         40,687           39,332           37,714

S&P 500/Div. Reinvested          23,792          32,430         29,829           31,509           33,200

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    3.5             2.8            3.0              4.2              4.6

Capital Return                   19.8            34.0           (5.4)            (3.3)            (4.2)

ICA TOTAL RETURN                 23.3            36.8           (2.4)            0.9              0.4

Fund Expenses/4/                 1.45            1.06           0.98             1.10             1.08


---

Year ended December 31           1949            1950           1951             1952             1953

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             2,661           3,151          3,392            3,535            3,928

Value at Year-End/1/             63,941          76,618         90,274           101,293          101,747

Dividends in Cash                1,688           1,911          1,970            1,975            2,112

Value at Year-End/1/             39,436          45,185         51,159           55,305           53,362

                                 39,376          51,763         64,169           75,825           75,109

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.6             4.9            4.4              3.9              3.9

Capital Return                   4.8             14.9           13.4             8.3              (3.5)

ICA TOTAL RETURN                 9.4             19.8           17.8             12.2             0.4

Fund Expenses/4/                 0.96            1.01           0.93             0.81             0.85



Year ended December 31           1954            1955           1956             1957             1958

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             4,105           5,125          5,608            6,228            6,546

Value at Year-End/1/             158,859         199,216        220,648          194,433          281,479

Dividends in Cash                2,126           2,578          2,747            2,969            3,027

Value at Year-End/1/             80,780          98,531         106,303          90,912           128,040

S&P 500/Div. Reinvested          114,370         150,290        160,035          130,886          204,535

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.0             3.2            2.8              2.8              3.4

Capital Return                   52.1            22.2           8.0              (14.7)           41.4

ICA TOTAL RETURN                 56.1            25.4           10.8             (11.9)           44.8

Fund Expenses/4/                 0.88            0.86           0.80             0.76             0.68



Year ended December 31           1959            1960           1961             1962             1963

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             7,013           8,139          8,382            9,123            9,621

Value at Year-End/1/             321,419         335,999        413,553          358,801          440,900

Dividends in Cash                3,162           3,583          3,602            3,831            3,937

Value at Year-End/1/             142,883         145,598        175,370          148,179          177,834

S&P 500/Div. Reinvested          228,983         230,021        291,847          266,562          327,243

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.5             2.5            2.5              2.2              2.7

Capital Return                   11.7            2.0            20.6             (15.4)           20.2

ICA TOTAL RETURN                 14.2            4.5            23.1             (13.2)           22.9

Fund Expenses/4/                 0.64            0.62           0.59             0.61             0.59


--

Year ended December 31           1964            1965           1966             1967             1968

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             10,708          12,113         15,515           18,359           22,628

Value at Year-End/1/             512,592         650,690        657,094          846,942          990,641

Dividends in Cash                4,284           4,748          5,946            6,869            8,269

Value at Year-End/1/             202,346         251,554        248,035          312,473          356,574

S&P 500/Div. Reinvested          381,015         428,493        385,546          477,643          530,376

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.4             2.4            2.4              2.8              2.7

Capital Return                   13.9            24.5           (1.4)            26.1             14.3

ICA TOTAL RETURN                 16.3            26.9           1.0              28.9             17.0

Fund Expenses/4/                 0.58            0.57           0.52             0.50             0.49



Year ended December 31           1969            1970           1971             1972             1973

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             25,318          27,305         28,565           29,917           33,353

Value at Year-End/1/             884,825         908,020        1,062,653        1,231,089        1,024,069

Dividends in Cash                9,023           9,437          9,569            9,749            10,570

Value at Year-End/1/             309,612         307,422        349,729          394,703          317,912

S&P 500/Div. Reinvested          485,806         504,725        576,517          685,814          585,221

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.6             3.1            3.1              2.8              2.7

Capital Return                   (13.3)          (0.5)          13.9             13.1             (19.5)

ICA TOTAL RETURN                 (10.7)          2.6            17.0             15.9             (16.8)

Fund Expenses/4/                 0.48            0.55           0.51             0.49             0.47



Year ended December 31           1974            1975           1976             1977             1978

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             52,187          49,799         46,441           49,839           55,968

Value at Year-End/1/             840,311         1,137,662      1,474,372        1,436,404        1,647,486

Dividends in Cash                15,909          14,318         12,802           13,279           14,386

Value at Year-End/1/             245,527         317,656        398,100          374,308          414,423

S&P 500/Div. Reinvested          431,257         591,429        732,244          679,620          723,941

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    5.1             5.9            4.1              3.4              3.9

Capital Return                   (23.0)          29.5           25.5             (6.0)            10.8

ICA TOTAL RETURN                 (17.9)          35.4           29.6             (2.6)            14.7

Fund Expenses/4/                 0.49            0.48           0.46             0.49             0.49


--

Year ended December 31           1979            1980           1981             1982             1983

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             69,961          91,303         115,901          146,106          147,156

Value at Year-End/1/             1,963,313       2,380,191      2,401,095        3,211,002        3,859,718

Dividends in Cash                17,348          21,746         26,420           31,588           30,265

Value at Year-End/1/             475,671         552,244        530,866          670,593          774,521

S&P 500/Div. Reinvested          857,494         1,135,716      1,080,290        1,312,586        1,607,373

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.2             4.7            4.9              6.1              4.6

Capital Return                   15.0            16.5           (4.0)            27.7             15.6

ICA TOTAL RETURN                 19.2            21.2           0.9              33.8             20.2

Fund Expenses/4/                 0.47            0.46           0.45             0.46             0.44



Year ended December 31           1984            1985           1986             1987             1988

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             160,448         174,891        203,830          267,490          318,746

Value at Year-End/1/             4,117,193       5,491,899      6,685,668        7,049,189        7,989,297

Dividends in Cash                31,679          33,152         37,327           47,452           54,384

Value at Year-End/1/             791,974         1,017,908      1,200,522        1,220,933        1,327,380

S&P 500/Div. Reinvested          1,707,344       2,247,607      2,666,026        2,804,108        3,266,701

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.2             4.2            3.7              4.0              4.5

Capital Return                   2.5             29.2           18.0             1.4              8.8

ICA TOTAL RETURN                 6.7             33.4           21.7             5.4              13.3

Fund Expenses/4/                 0.47            0.43           0.41             0.42             0.48



Year ended December 31           1989            1990           1991             1992             1993

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             370,835         406,319        320,423          357,780          374,395

Value at Year-End/1/             10,338,605      10,409,447     13,171,913       14,092,258       15,729,390

Dividends in Cash                60,741          64,056         48,720           52,966           54,005

Value at Year-End/1/             1,652,758       1,598,827      1,969,884        2,052,170        2,234,161

S&P 500/Div. Reinvested          4,564,914       4,164,749      5,428,149        5,841,123        6,427,233

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.6             3.9            3.1              2.7              2.7

Capital Return                   24.8            (3.2)          23.4             4.3              8.9

ICA TOTAL RETURN                 29.4            0.7            26.5             7.0              11.6

Fund Expenses/4/                 0.52            0.55           0.59             0.58             0.59



Year ended December 31           1994            1995           1996             1997             1998

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             407,211         450,125        480,066          510,313          584,126

Value at Year-End/1/             15,753,859      20,578,729     24,560,579       31,881,159       39,193,520

Dividends in Cash                57,286          61,704         64,314           67,022           75,420

Value at Year-End/1/             2,180,618       2,779,668      3,247,864        4,142,663        5,008,238

S&P 500/Div. Reinvested          6,514,488       8,953,818      11,004,232       14,670,341       18,854,419

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.6             2.9            2.3              2.1              1.8

Capital Return                   (2.4)           27.7           17.0             27.7             21.1

ICA TOTAL RETURN                 0.2             30.6           19.3             29.8             22.9

Fund Expenses/4/                 0.60            0.60           0.59             0.56             0.55



Year ended December 31           1999           2000           2001

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             651,792        743,369        804,136/1,2/

Value at Year-End/1/             45,682,203     47,435,197     45,258,581

Dividends in Cash                82,803         92,990         98,956/1,2/

Value at Year-End/1/             5,748,523      5,875,463      5,507,473/1,3/

S&P 500/Div. Reinvested          22,816,415     20,738,739     18,284,680

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    107            1.6            1.7

Capital Return                   14.9           2.2            (6.3)

ICA TOTAL RETURN                 16.6           3.8            (4.6)

Fund Expenses/4/                 0.55           0.56           0.57


Past results are not predictive of future results. The S&P 500 Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses.

/1/ These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments of $25,000 or more. There is no sales charge for dividends or capital gain distributions. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.
/2/ Includes dividends of $8,737,159 and capital gain distributions of $21,396,817 reinvested in the years 1936-2001.
/3/ Includes reinvested capital gain distributions of $3,125,006 but does not reflect income dividends of $1,415,038 taken in cash.
/4/ Fund expense percentages are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.


THE VALUE OF EXPERIENCE

[photograph of person listening to a presentation]

EXPERIENCE - active participation in events or activities, leading to the accumulation of knowledge or skill.

-  The American Heritage College Dictionary

"HOW VALUABLE IS SUCH EXPERIENCE?
IN A WORD, PRICELESS."

[photograph: Ross Sappenfield and Dina Perry]
[photograph: Carl Kawaja and Ray Joseph, Jr.]

In periods of uncertainty, it is helpful to have friends and associates around who have been through tough times before.

Nothing could have prepared any of us for the horrific events of September 11. The effect on public confidence, and the stock market, was immediate. It only served to heighten the general uncertainty about the economy and the equity markets that had already been slumping for some 17 months.
As we sat down to write this article, our primary concern was how we could best reassure you, our shareholders. Here at Capital Research and Management Company, adviser to The Investment Company of America and to all the American Funds, we know you are trusting us to navigate these troubled financial seas. In doing so, we take comfort from the fact we bring more experience to bear on that task than almost anyone else in the business.

ICA currently has nine portfolio counselors who together bring well over 200 years of investment management experience to the job of managing your investment (see details on page 13). They are partnered with 35 research analysts who themselves average more than 12 years of experience. Some have been covering their specific industries for ten years or even much longer.

How valuable is such experience? In a word, priceless.

Last spring, with stock markets already down sharply, Fortune took a crack at putting numbers to it. The magazine found that for the 12 months ended last March 31, funds led by managers with less than four years of experience lost, on average, more than 20% for their shareholders. Contrast that with managers who brought 20 years or more to the job; they held losses to an average of just 5.4% during that severely down period.

Clearly, having "been there before" imparts wisdom. ICA's counselors - not to mention many of its analysts - have been there before. Eight of the nine were hands-on investment managers during the 1987 market break and the Gulf War decline in 1990. Five were active before the bear markets of 1973-74, 1976-78 and 1980-82, the last prolonged periods of weak prices before the current one.

How do these experiences affect management of the fund today? We've asked four of ICA's counselors, as well as one of its senior analysts, to put that in personal terms. You'll find their comments and a description of how they interact with each other on the next few pages.

[Begin Sidebar]
TENURE OF MANAGERS*
ICA vs. Industry
             Years
ICA           13
Industry       4.5
* Tenure with current fund.
Source: Morningstar, Inc.


WHEN EXPERIENCE IS AN ASSET

Fund manager tenure                               Total return
                                                  (4/1/00-3/31/01)

Less than four years                              -20.1%
More than four years                              -14.9
10 or more years                                  -8.1
20 or more years                                  -5.4
S&P 500 total return                              -21.6

Source: Fortune, May 28, 2001
[End Sidebar]

[Begin Caption]
Pictured above from left to right:
Portfolio counselors Ross Sappenfield and Dina Perry; analysts Carl Kawaja and Ray Joseph, Jr.
[End Caption]

[photographs: Jim Lovelace]
[Begin Caption]
Jim Lovelace
[End Caption]

[Begin Sidebar]
 "Our way is a lot more patient than the market. My style is to wait for the dust to settle."
[End Sidebar]

Jim Lovelace began his tenure with the Capital organization in 1982 and was a consumer products industry analyst through the 1980s. He began managing a share of the ICA research portfolio - the segment managed directly by the analysts - in 1988, and became a portfolio counselor for the fund in 1991.

In assuming his current role, he had to switch from being a specialist to a generalist. Even so, "with the research portfolio experience, it wasn't an earth-shaking event to become a counselor," he recalls. "I already had the skill set."

He'd also experienced Black Monday in October 1987, when stocks on the major U.S. exchanges went into free fall. Both the Dow Jones Industrial Average and the S&P 500 dropped more than 20%. "I thought at first it might be a world-changing event, even leading to economic deflation. The lesson for me was that it was just a market event, not an economic one."

He learned something else: In a market that volatile, prices are changing so rapidly that you can't be certain how much you're going to receive or pay for a security. "I recall one associate put in an order for a stock when the price appeared to be at $28 and he wound up paying $54.

"My style is to wait for the dust to settle. It takes too much effort to try to deal in such a market. Day trading in general requires a lot of effort for minimal impact.

"A lesson I've learned from the older hands around here is that what works is to invest in good companies over long periods of time. To put it another way, our way is a lot more patient than the market. My turnover rate is going down as I get older. It goes back to effort versus impact. We remind ourselves every day of the value of taking the long-term approach."

Jim finds that the multiple portfolio counselor system encourages that patience. He's part of a younger generation of counselors that continues to have the opportunity to learn from the previous one. "The level of experience we have here means that ICA can continue to do for the next 68 years what it has done for the last 68 - maintain a really consistent management philosophy."

[photograph: close-up of person writing]
[Begin Sidebar]
"With a decent dividend, you don't need a buyer on the other side to give you your return."
[End Sidebar]

[photographs: Mike Shanahan]
[Begin Caption]
Mike Shanahan
[End Caption]

[Begin Sidebar]
12-MONTH YIELDS - ICA VS. THE S&P 500, 1990 TO PRESENT

At December 31                 ICA                            S&P 500

1990                           4.00%                          3.66%

1991                           2.46                           2.93

1992                           2.58                           2.84

1993                           2.41                           2.70

1994                           2.63                           2.87

1995                           2.22                           2.24

1996                           1.98                           2.01

1997                           1.62                           1.60

1998                           1.50                           1.32

1999                           1.44                           1.14

2000                           1.57                           1.23

2001                           1.79                           1.37


Fund results were calculated for Class A shares at net asset value with dividends reinvested.
[End Sidebar]

One of the many qualities Mike Shanahan brings to his role as an ICA portfolio counselor - and president of the fund- is a long memory.

Having joined Capital Research and Management Company in 1965 (he's now chairman of the company), he remembers when corporate executives thought paying a sizable share of a company's earnings as dividends was an important way to reward shareholders. More recently, however, with the long run-up in stock prices, many of them came to believe that investors would be satisfied with just appreciation in the stock price, and that earnings were better reinvested in the business.

"We might be in a market now where, for some time, your return will come more from the dividend than it did in the recent past," Mike says. "Dividends have been sadly lacking, and we recognize from long experience that they really matter. With a decent dividend, you don't need a buyer on the other side to give you your return." ICA is currently focusing on investments in companies "where we think the management will be sensitive to shareholders' need for return. We believe these are the companies that will be favored. Prospects are for significant dividend growth, but it will take time."

For ICA, finding those dividends is a precondition to being able to pay them to you, the fund's shareholders. Historically, Mike observes, dividends and dividend reinvestment have provided a major share of ICA investors' total return, albeit a lesser share in the 1990s. (See table on this page.)

For his part of the portfolio, Mike has widely diversified holdings picked one by one - companies he thinks can weather anything. "At Capital Research, we focus on reality rather than getting divorced from it. By doing the research and focusing on the basics, we gain the confidence to stay the course."

[Begin Sidebar]
% OF ICA'S TOTAL RETURN FROM REINVESTED DIVIDENDS - 10 YEAR PERIODS

1952-1961   24%
1962-1971   30
1972-1981   53
1982-1991   31
1992-2001   19
[End Sidebar]

[photographs: Jim Rothenberg]
[Begin Caption]
Jim Rothenberg
[End Caption]

[Begin Sidebar]
"Part of our compact with shareholders is that we provide an experienced group of counselors."
[End Sidebar]

 "I started with Capital in the bottom of a bad market in 1970, and saw another in $72-$74," explains Jim Rothenberg, executive vice president of ICA and president of Capital Research and Management Company. He also saw many elements of excess in the electronic technology arena in $80-$82.

"I've seen markets narrow and I've seen them broaden. Having lived through those environments is a tremendous advantage in dealing with markets that get out of whack, up or down. It's not something foreign to me or many other people around here." Like Mike Shanahan, he has a healthy appreciation for dividends. "Growing up around Capital, you learn the importance of a balance between capital appreciation and yield. Wall Street and the stock market abandoned that, but we never have."

In his portion of ICA's portfolio, Jim stresses companies that will have some earnings growth in 2002. "I haven't done everything right, but I have only one tech stock (IBM) among my top 10. I'm also in financial stocks such as Fannie Mae and USA Education, where earnings likely will be up - the only question is how much." These are also companies paying dividends.

The multiple portfolio counselor system has also had a big influence on Jim. "The system works because we don't all do the same thing - because we each follow our own convictions. No one has a monopoly on the truth."

The system also provides a natural way for newer counselors to mature in their roles as they interact with the older hands. "Several of us have 30-plus years of experience, and then there are others a decade younger who are well on the way to becoming very important to the fund. Transition is a continuing thing here - under way a long time. Part of our compact with shareholders is that we provide an experienced group of counselors now and for the future."
The combination of diverse views, patience and decision-making based on extensive research is the signature of ICA's counselors and has enabled the fund to do particularly well through bad markets. (See chart below.)

"Those markets are never fun, and this one has the added dimension of September 11," says Jim. "But our overall approach has enabled us to do well in uncertain times and also in periods of recovery."

[Begin Sidebar]
ICA VS. THE S&P 500 - 31 YEARS FROM 1971-2001

Year                           ICA                            S&P 500

1971                           17.0%                          14.2%

1972                           15.9                           19.0

1973                           -16.8                          -14.7

1974                           -17.9                          -26.3

1975                           35.4                           37.1

1976                           29.6                           23.8

1977                           -2.6-                          -7.2

1978                           14.7                           6.5

1979                           19.2                           18.4

1980                           21.2                           32.4

1981                           0.9                            -4.9

1982                           33.8                           21.5

1983                           20.2                           22.5

1984                           6.7                            6.2

1985                           33.4                           31.6

1986                           21.7                           18.6

1987                           5.4                            5.2

1988                           13.3                           16.5

1989                           29.4                           31.6

1990                           0.7                            -3.1

1991                           26.5                           30.3

1992                           7.0                            7.6

1993                           11.6                           10.0

1994                           0.2                            1.4

1995                           30.6                           37.4

1996                           19.3                           22.9

1997                           29.8                           33.3

1998                           22.9                           28.5

1999                           16.6                           21.0

2000                           3.8                            -9.1

2001                          -4.6                            -11.8


Year ended December 31

Fund results were calculated for Class A shares at net asset value with dividends reinvested.
[End Sidebar]

[Begin Sidebar]
"When management tells you things are going so well they can't get any better, they're often right."
[End Sidebar]

[photographs: Don O'Neal]
[Begin Caption]
Don O'Neal
[End Caption]

Don O'Neal, another of the younger generation of ICA counselors and recently elected a director of the fund, joined the organization during the stock market boom that preceded the October 1987 bust. "The patience I have witnessed around Capital Research then and now is incredible," he says. "There is such courage in personal convictions - a willingness to stick to the basic long-term approach and avoid getting caught up in what may be happening at the moment."

The combination of experience and the multiplicity of counselors contributes significantly to that, he adds.

In the 1987 market break, when Don was an analyst for ICA, having experience around helped him understand that "you need to keep your wits about you, don't get frozen, do your fundamental research. Opportunities are being created in such a market and you need to be ready. It's the research that gets you ready."

More recently, it kept the fund from following the fad and investing in the dot-com binge. "We made mistakes, but we were well-positioned when the bubble burst." He attributes a good deal of his own success as a counselor to learning from the approaches of others - as an example, Don cites Gregg Ireland, whose experience dates from 1972. "Gregg looks for out-of-favor stocks and he's not afraid to buy them before the worst is over."

Some of Don's learning stems from his own individual experience. He followed Waste Management through the years when the stock produced some of the highest returns in the market. That came to an end when the company failed to adjust well to a new lower growth situation, followed later by accounting irregularities. "It's made me a little more attuned to being careful when everything is going right. When management tells you things are going so well they can't get any better, they're often right. It may be time to sell."

It's the experience level so much a part of the multiple portfolio counselor system, however, that makes Don most confident about ICA's future. "The transition from generation to generation of counselors is a basic advantage of the system. The overall approach of the group is consistent but individual counselors follow their own course. While all may not be doing well at the same time, it's kind of like a garden where different flowers bloom at different times."

[photographs: Joy Gordon]
[Begin Caption]
Joyce Gordon
[End Caption]

[Begin Sidebar]
 "When stocks were down, my colleagues would tell me to just look through to the other side."
[End Sidebar]

Joyce Gordon is one of the most seasoned analysts at Capital and additionally is phasing in as an ICA portfolio counselor. A bank analyst since 1987 and an economist before that, she's been witness to plenty of ups and downs both in the overall stock market and in her industry specialty.

One important year for her was 1990, when bank stocks were badly depressed because of huge loan losses and write-offs. "If you believed the market, you had to think many banks were going under," she recalls. "What helped me a lot was that I already knew bank managements pretty well."

Still, it was a daunting period for a bank analyst. "The portfolio counselors would come into my office to give me a pep talk," she says. "They'd tell me, $You're getting five years' experience in one year. Just look through to the other side.'"

She did - and saw that bank stocks were undervalued and recovery was likely. Her recommendations persuaded many ICA counselors to invest along with her. Besides reaping significant capital appreciation from her farsightedness, the fund also benefited from the fact that banks paid growing dividends.

Joyce's work with banks includes a lot more than talking with management. "You can't rely on just their view," she explains. She talks with a bank's clients, those who have obtained loans, for example, to get a feel for how well the clients are being serviced. Joyce's experience far exceeds that of most other mutual fund company bank analysts. "In many cases they may have been around for two or three years. I find great value in having known managements much longer than that. Along with the experience you find among the portfolio counselors, that knowledge really makes a difference."

[Begin Caption]
Pictured below (clockwise): Gregg Ireland, Jon Lovelace and Mike Shanahan. [End Caption]

[Begin Sidebar]
SPEAKING OF EXPERIENCE: SOME OBSERVATIONS ABOUT ICA'S MOST SENIOR COUNSELOR, JON LOVELACE
[photograph: Jon Lovelace]

When ICA's portfolio counselors and research analysts talk about the value of experience, the discussion inevitably turns to the counselor who has been around the longest. Jon Lovelace joined Capital in 1951. In 1958 he played a key role in establishing the multiple portfolio counselor system we believe to be so unique in the mutual fund industry. In 1970 he became only the second chairman in ICA's history.

"Jon is able to use his sense of history to recognize what's normal and when the market is above or below that," says Mike Shanahan. "He's also accompanied himself with bright, sensible associates who contribute to each other but with no one individual having the only right answer. The system produces a blend of approaches that maintains consistency. The willingness to accept different points of view has produced real consistency for the fund. ICA just doesn't get carried away at the extremes."

"He's a master at collecting all the pieces - pieces that alone don't mean much
- and then seeing what it all means," says Don O'Neal. "Words that come to mind about him are $wisdom' and $detail.'"

Joyce Gordon cites the influence Jon has had on her understanding of the importance of dividends. "He understands the value of dividend yields in a weak period," Joyce says. "He encouraged me to focus on what a management was likely to do with the dividend." By talking with CEOs and CFOs, plus looking at what directors of the banks had done in previous periods, "I was able to get a pretty good idea how much importance they placed on maintaining a dividend policy - how important a record of dividend growth was to them. It was Jon who taught me that."

"I think the most important thing for me has been to have the benefit of Jon's opinions but without feeling constrained in my own actions," says Jim Rothenberg. "At the same time, this system he has fostered means that when a counselor leaves, we don't lose a step."
[End Sidebar]

[Begin Sidebar]
ICA'S PORTFOLIO COUNSELORS: THE YEARS ADD UP

The Investment Company of America is managed in a unique fashion by something we at Capital Research and Management Company call the multiple portfolio counselor system. Each individual in the group is entrusted with a segment of the portfolio to manage as he or she deems appropriate, within the objectives of the fund. What makes the system special is that it enables counselors to consult with each other, yet follow their own highest convictions.

It also provides for diverse viewpoints and leads to consistent results. Transition of fund management from one generation to the next becomes almost seamless. Another segment of the fund, as shown in the pie chart, is managed directly by the fund's research analysts, each contributing to the portfolio in his or her own area of expertise. Those contributions, in turn, signal to counselors the degree of an analyst's conviction.

[pie chart - nine slices representing the nine portfolio counselors and one slice, slightly larger than a quarter of the pie, representing research analysts]

[photograph: Mike Shanahan]
Mike Shanahan, Los Angeles
37 years of investment experience

[photograph: James Drasdo]
James Drasdo, Los Angeles
30 years of investment experience

[photograph: Dina Perry]
Dina Perry, Washington, D.C.
24 years of investment experience

[photograph: Don O'Neal]
Don O'Neal, San Francisco
16 years of investment experience

[photograph: Jon Lovelace]
Jon Lovelace, Los Angeles
50 years of investment experience

[photograph: Jim Rothenberg]
Jim Rothenberg, Los Angeles
32 years of investment experience

[photograph: Gregg Ireland]
Gregg Ireland, Washington, D.C.
29 years of investment experience

[photograph: Jim Lovelace]
Jim Lovelace, Los Angeles
20 years of investment experience

[photograph: Ross Sappenfield]
Ross Sappenfield, New York
10 years of investment experience
[End Sidebar]

The Investment Company of America
Investment Portfolio, December 31, 2001



                                                      Percent
                                                       of Net
Largest Industry Holdings                              Assets

Pharmaceuticals                                         8.94%
Media                                                     6.61
Oil & Gas                                                 5.36
Diversified Financials                                    5.26
Insurance                                                 4.01

Largest Investment Categories
Technology Hardware & Equipment                           8.99
Pharmaceuticals & Biotechnology                           8.94
Food, Beverage & Tobacco                                  6.69




The Investment Company of America
Investment Portfolio, December 31, 2001



                                                                     Percent
                                                                     of Net
Ten Largest Equity Holdings                                          Assets

Philip Morris                                                          2.77%
Viacom                                                                   2.49
Fannie Mae                                                               2.47
Eli Lilly                                                                1.90
Pharmacia                                                                1.80
Lowe's Companies                                                         1.76
Pfizer                                                                   1.71
Royal Dutch Petroleum/"Shell" Transport and Trading                      1.60
AOL Time Warner                                                          1.55
AT&T                                                                     1.47

The Investment Company of America
Investment Portfolio, December 31, 2001



                                                                          Shares        Market  Percent
                                                                    or Principal         Value   of Net
Equity Securities                                                         Amount    (Millions)   Assets

ENERGY
ENERGY EQUIPMENT & SERVICES  -  1.27%
Baker Hughes Inc.                                                      10,225,000   $   372.906     .66%
Halliburton Co.                                                         2,000,000        26.200      .05
Schlumberger Ltd.                                                       5,800,000       318.710      .56
OIL & GAS  -  5.36%
BP PLC (ADR)                                                            2,000,000        93.020      .17
ChevronTexaco Corp. (formed by the merger of                            7,882,142       706.319     1.25
 Chevron Corp. and Texaco Inc.)
Conoco Inc. (formerly Conoco Inc., Class A                              3,000,000        84.900      .15
 and Conoco Inc., Class B)
ENI SpA                                                                10,000,000       125.082      .22
Exxon Mobil Corp.                                                       3,250,000       127.725      .23
Murphy Oil Corp.                                                        2,075,000       174.383      .31
PanCanadian Energy Corp.                                                1,573,200        40.903      .07
Phillips Petroleum Co.                                                  3,050,000       183.793      .33
Royal Dutch Petroleum Co. (New York registered)                        16,300,000       799.026
"Shell" Transport and Trading Co., PLC                                  2,500,000       103.625     1.60
 (New York registered)
TOTAL FINA ELF SA, Class B                                                900,000       128.509      .23
Unocal Corp.                                                            8,190,000       295.413      .53
USX-Marathon Group                                                      5,121,800       153.654      .27
                                                                                      3,734.168     6.63

MATERIALS
CHEMICALS  -  1.28%
Air Products and Chemicals, Inc.                                          200,000         9.382      .02
Dow Chemical Co.                                                       18,303,800       618.302     1.10
Rohm and Haas Co.                                                       2,600,000        90.038      .16
METALS & MINING  -  1.75%
Alcoa Inc.                                                             13,929,700       495.201      .88
Barrick Gold Corp.                                                      9,250,000       147.537      .26
BHP Billiton Ltd.                                                       9,412,655        50.444      .09
Newmont Mining Corp.                                                    5,500,000       105.105      .19
Phelps Dodge Corp.                                                      1,000,000        32.400      .06
Placer Dome Inc.                                                        5,600,000        61.096      .11
WMC Ltd.                                                               18,831,246        92.011      .16
PAPER & FOREST PRODUCTS  -  1.33%
Georgia-Pacific Corp., Georgia-Pacific Group                            9,333,858       257.708      .46
International Paper Co.                                                 4,497,235       181.463      .32
Weyerhaeuser Co.                                                        5,750,000       310.960      .55
                                                                                      2,451.647     4.36

CAPITAL GOODS
AEROSPACE & DEFENSE  -  1.84%
Boeing Co.                                                              2,000,000        77.560      .14
Honeywell International Inc.                                            4,950,000       167.409      .30
Lockheed Martin Corp.                                                   3,200,000       149.344      .27
Raytheon Co.                                                           11,322,935       367.656      .65
United Technologies Corp.                                               4,184,000       270.412      .48
CONSTRUCTION & ENGINEERING  -  0.06%
Fluor Corp.                                                               931,000        34.819      .06
INDUSTRIAL CONGLOMERATES  -  1.31%
Minnesota Mining and Manufacturing Co.                                  1,920,000       226.963      .40
Siemens AG                                                              4,600,000       306.505      .54
Tyco International Ltd.                                                 3,500,000       206.150      .37
MACHINERY  -  1.57%
Caterpillar Inc.                                                        2,500,000         8.000      .23
Cummins Inc.                                                            1,700,000        65.518      .12
Deere & Co.                                                             6,400,000       279.424      .50
Illinois Tool Works Inc.                                                3,400,000       230.248      .41
Ingersoll-Rand Co.                                                      1,800,000        75.258      .13
Parker Hannifin Corp.                                                   2,200,000       101.002      .18
                                                                                      2,688.893     4.78

COMMERCIAL SERVICES & SUPPLIES
COMMERCIAL SERVICES & SUPPLIES  -  1.16%
Cendant Corp.  /1/                                                      4,850,000        95.108      .17
IMS Health Inc.                                                         2,500,000        48.775      .09
Pitney Bowes Inc.                                                       3,515,100       132.203      .23
Sabre Holdings Corp., Class A /1/                                       5,259,680       222.747      .39
Waste Management, Inc.                                                  4,900,000       156.359      .28
                                                                                        655.192     1.16

TRANSPORTATION
AIR FREIGHT & COURIERS  -  0.26%
FedEx Corp.  /1/                                                        2,870,000       148.896      .26
AIRLINES  -  0.49%
AMR Corp.  /1/                                                          3,350,000        74.269      .13
British Airways PLC                                                    10,000,000        28.355      .05
Delta Air Lines, Inc.                                                   2,154,500        63.041      .12
Southwest Airlines Co.                                                  5,800,900       107.201      .19
ROAD & RAIL  -  0.19%
Burlington Northern Santa Fe Corp.                                      2,900,000        82.737      .15
Canadian Pacific Railway Ltd.                                           1,150,000        22.425      .04
                                                                                        526.924      .94

AUTOMOBILES & COMPONENTS
AUTO COMPONENTS  -  0.14%
Delphi Automotive Systems Corp.                                         5,764,088        78.737      .14
AUTOMOBILES  -  1.15%
Ford Motor Co.                                                          2,500,000        39.300      .07
General Motors Corp.                                                    8,750,000       425.250      .75
Honda Motor Co., Ltd.                                                   4,649,100       184.946      .33
                                                                                        728.233     1.29

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES - 0.26%
Newell Rubbermaid Inc.                                                  5,300,000       146.121      .26
LEISURE EQUIPMENT & PRODUCTS - 0.09%
Fuji Photo Film Co., Ltd.                                               1,354,000        48.199      .09
TEXTILES & APPAREL - 0.45%
NIKE, Inc., Class B                                                     4,535,900       255.099      .45
                                                                                        449.419      .80

HOTELS, RESTAURANTS & LEISURE
HOTELS, RESTAURANTS & LEISURE - 0.75%
Carnival Corp.                                                          7,447,100       209.115      .37
McDonald's Corp.                                                        8,000,000       211.760      .38
                                                                                        420.875      .75

MEDIA
MEDIA  -  6.61%
AOL Time Warner Inc. /1/                                               27,250,000       874.725     1.55
Clear Channel Communications, Inc. /1/                                  9,491,900       483.233      .86
Comcast Corp., Class A, non-voting stock /1/                            3,000,000       108.000      .19
Dow Jones & Co., Inc.                                                   1,400,100        76.627      .14
General Motors Corp., Class H  /1/                                      2,000,000        30.900      .05
Interpublic Group of Companies, Inc.                                   13,364,600       394.790      .70
Knight-Ridder, Inc.                                                     2,050,500       133.139      .24
Liberty Media Corp. (formerly AT&T Corp.                               15,500,000       217.000      .39
 Liberty Media Group), Class A /1/
Viacom Inc., Class A /1/                                                2,392,800       105.881
Viacom Inc., Class B  /1/                                              29,414,000     1,298.628     2.49
                                                                                      3,722.923     6.61

RETAILING
MULTILINE RETAIL  -  1.04%
Dollar General Corp.                                                    7,530,900       112.210      .20
Kohl's Corp.  /1/                                                       2,500,000       176.100      .31
May Department Stores Co.                                               3,000,000       110.940      .20
Wal-Mart Stores, Inc.                                                   3,200,000       184.160      .33
SPECIALTY RETAIL  -  2.94%
AutoZone, Inc.  /1/                                                     4,140,000       297.252      .53
Gap, Inc.                                                               7,000,000        97.580      .17
Limited Inc.                                                           15,800,000       232.576      .41
Lowe's Companies, Inc.                                                 21,362,000       991.410     1.76
Staples, Inc.  /1/                                                      2,000,000        37.400      .07
                                                                                      2,239.628     3.98

FOOD & DRUG RETAILING
FOOD & DRUG RETAILING - 0.84%
Albertson's, Inc.                                                       6,666,500       209.928      .37
Walgreen Co.                                                            7,833,400       263.672      .47
                                                                                        473.600      .84

FOOD, BEVERAGE & TOBACCO
BEVERAGES - 1.64%
Anheuser-Busch Companies, Inc.                                          3,000,000       135.630      .24
Coca-Cola Co.                                                           4,750,000       223.962      .40
PepsiCo, Inc.                                                          11,600,000       564.804     1.00
FOOD PRODUCTS - 1.83%
ConAgra Foods, Inc.                                                       750,000        17.827      .03
General Mills, Inc.                                                     4,800,000       249.648      .44
H.J. Heinz Co.                                                          5,900,000       242.608      .43
Sara Lee Corp.                                                         14,616,100       324.916      .58
Unilever NV (New York Registered)                                       3,375,000       194.434      .35
TOBACCO - 3.22%
Philip Morris Companies Inc.                                           34,000,000     1,558.900     2.77
R.J. Reynolds Tobacco Holdings, Inc.                                    4,461,666       251.192      .45
                                                                                      3,763.921     6.69

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS - 0.41%
Kimberly-Clark Corp.                                                    3,022,000       180.716      .32
Procter & Gamble Co.                                                      600,000        47.478      .09
PERSONAL PRODUCTS - 0.60%
Avon Products, Inc.                                                     5,400,000       251.100      .45
Gillette Co.                                                            2,600,000        86.840      .15
                                                                                        566.134     1.01

HEALTH CARE EQUIPMENT & SERVICES
HEALTH CARE EQUIPMENT & SUPPLIES - 0.68%
Applera Corp. - Applied Biosystems Group                                5,170,500       203.046      .36
Becton, Dickinson and Co.                                               1,500,000        49.725      .09
Guidant Corp. /1/                                                       2,658,200       132.378      .23
HEALTH CARE PROVIDERS & SERVICES - 0.76%
Aetna Inc.                                                              5,000,000       164.950      .30
Cardinal Health, Inc.                                                   1,050,000        67.893      .12
HCA Inc. (formerly HCA - The Healthcare Co.)                            5,000,000       192.700      .34
                                                                                        810.692     1.44

PHARMACEUTICALS & BIOTECHNOLOGY
PHARMACEUTICALS - 8.94%
Abbott Laboratories                                                     3,000,000       167.250      .30
American Home Products Corp.                                            3,200,000       196.352      .35
AstraZeneca PLC                                                        13,910,900       634.430
AstraZeneca PLC (ADR)                                                     199,000         9.273     1.14
AstraZeneca PLC                                                                            .000
Bristol-Myers Squibb Co.                                                5,557,600       283.438      .50
Eli Lilly and Co.                                                      13,647,300     1,071.859     1.90
Johnson & Johnson                                                       3,420,200       202.134      .36
Merck & Co., Inc.                                                       4,100,000       241.080      .43
Novartis AG                                                             1,366,000        49.388
Novartis AG (ADR)                                                       1,121,556        40.937      .16
Pfizer Inc                                                             24,150,000       962.377     1.71
Pharmacia Corp.                                                        23,800,000     1,015.070     1.80
Schering-Plough Corp.                                                   4,500,000       161.145      .29
                                                                                      5,034.733     8.94

BANKS
BANKS - 3.64%
Bank of America Corp.                                                  11,484,240       722.933     1.28
BANK ONE CORP.                                                          7,235,000       282.527      .50
Comerica Inc.                                                             750,000        42.975      .08
National City Corp.                                                     3,455,200       101.030      .18
Sumitomo Mitsui Banking Corp.                                           7,500,000        31.661      .06
Toronto-Dominion Bank                                                   4,848,900       125.074      .22
Wachovia Corp. (formed by the merger of                                 2,010,000        63.034      .11
 Wachovia Corp. and First Union Corp.)
Washington Mutual, Inc.                                                 9,010,200       294.634      .52
Wells Fargo & Co.                                                       8,908,200       387.061      .69
                                                                                      2,050.929     3.64

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS - 5.26%
Fannie Mae                                                             17,500,000     1,391.250     2.47
Freddie Mac                                                             2,400,000       156.960      .28
Household International, Inc.                                           8,000,000       463.520      .82
J.P. Morgan Chase & Co.                                                15,150,000       550.703      .98
Moody's Corp.                                                           1,748,700        69.703      .12
Providian Financial Corp.                                               1,400,000         4.970      .01
USA Education Inc.                                                      3,882,000       326.166      .58
                                                                                      2,963.272     5.26

INSURANCE
INSURANCE - 4.01%
Allstate Corp.                                                         12,250,000       412.825      .73
American International Group, Inc.                                      9,163,900       727.614     1.29
 (merged with American General Corp.)
Aon Corp.                                                               1,050,000        37.296      .07
Berkshire Hathaway Inc., Class A  /1/                                       2,900       219.240      .39
Chubb Corp.                                                               648,200        44.726      .08
Hartford Financial Services Group, Inc.                                 3,400,000       213.622      .38
Jefferson-Pilot Corp.                                                   3,300,000       152.691      .27
Lincoln National Corp.                                                  1,800,000        87.426      .16
Marsh & McLennan Companies, Inc.                                          882,200        94.792      .17
SAFECO Corp.                                                            3,000,000        93.450      .17
St. Paul Companies, Inc.                                                3,900,000       171.483      .30
                                                                                      2,255.165     4.01

SOFTWARE & SERVICES
IT CONSULTING & SERVICES - 0.60%
Computer Sciences Corp.  /1/                                            4,180,000       204.736      .36
Electronic Data Systems Corp.                                           1,950,000       133.673      .24
SOFTWARE - 0.94%
Microsoft Corp.  /1/                                                    7,597,300       503.321      .90
Oracle Corp.  /1/                                                       1,600,000        22.096      .04
                                                                                        863.826     1.54

TECHNOLOGY HARDWARE & EQUIPMENT
COMMUNICATIONS EQUIPMENT - 1.91%
Cisco Systems, Inc.  /1/                                               16,622,400       301.032      .54
Corning Inc.                                                           13,376,000       119.314      .21
Lucent Technologies Inc.  /1/                                           4,300,000        27.047      .05
Motorola, Inc.                                                          5,500,000        82.610
Motorola, Inc., 7.00% convertible preferred                               300,000        14.022      .17
 2004, units
Nokia Corp., Class A (ADR)                                             15,170,000       372.120      .66
Telefonaktiebolaget LM Ericsson, Class B (ADR)                         30,000,000       156.600      .28
COMPUTERS & PERIPHERALS - 2.63%
Compaq Computer Corp.                                                  13,000,000       126.880      .22
Dell Computer Corp.  /1/                                                2,716,450        73.833      .13
EMC Corp.  /1/                                                          6,267,300        84.233      .15
Fujitsu Ltd.                                                            2,250,000        16.327      .03
Hewlett-Packard Co.                                                    17,381,400       357.014      .63
International Business Machines Corp.                                   5,900,000       713.664     1.27
Sun Microsystems, Inc.  /1/                                             8,990,000       110.577      .20
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.11%
Agilent Technologies, Inc.  /1/                                         2,939,080        83.793
Agilent Technologies, Inc. 3.00% convertible                            4,445,000         4.984      .16
 debentures 2021 /2/ /3/
Hitachi, Ltd.                                                           8,500,000        62.067      .11
Sanmina-SCI Corp.  /1/                                                  4,600,000        91.540      .16
Solectron Corp.  /1/                                                   14,868,800       167.720
Solectron Corp. 7.25% convertible preferred                             3,240,000        92.826      .47
 2004, units  /1/
Thermo Electron Corp.  /1/                                              5,000,000       119.300      .21
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.34%
Altera Corp. /1/                                                       10,300,000       218.566      .39
Intel Corp.                                                             5,640,000       177.378      .32
Linear Technology Corp.                                                 3,350,000       130.784      .23
LSI Logic Corp.  /1/                                                    2,300,000        36.294      .06
Maxim Integrated Products, Inc.  /1/                                    3,580,900       188.033      .33
Micron Technology, Inc.  /1/                                            3,900,000       120.900      .22
PMC-Sierra, Inc.  /1/                                                   2,600,000        55.276      .10
Taiwan Semiconductor Manufacturing Co. Ltd. /1/                        67,000,000       167.980      .30
Texas Instruments Inc.                                                 22,360,000       626.080     1.11
Xilinx, Inc.  /1/                                                       4,100,000       160.105      .28
                                                                                      5,058.899     8.99

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.72%
ALLTEL Corp.                                                            5,740,400       354.355      .63
AT&T Corp.                                                             45,608,600       827.340     1.47
Deutsche Telekom AG                                                     3,100,000        53.537      .09
SBC Communications Inc.                                                 8,591,100       336.513      .60
Sprint FON Group                                                        9,859,300       197.975      .35
Telefonos de Mexico, SA de CV, Class L (ADR)                            3,000,000       105.060      .19
Verizon Communications Inc.                                             2,000,000        94.920      .17
WorldCom, Inc. - WorldCom Group  /1/                                    9,005,000       126.790      .22
WIRELESS TELECOMMUNICATION SERVICES - 0.62%
America Movil SA de CV, Series L (ADR)                                  1,800,000        35.064      .06
AT&T Wireless Services, Inc. /1/                                        4,769,700        68.541      .12
Vodafone Group PLC (ADR)                                                9,500,000       243.960      .44
                                                                                      2,444.055     4.34

UTILITIES
ELECTRIC UTILITIES - 1.95%
American Electric Power Co., Inc.                                       3,350,000       145.826      .26
Consolidated Edison, Inc.                                                 166,900         6.736      .01
Dominion Resources, Inc.                                                3,381,912       203.253      .36
Duke Energy Corp.                                                       2,986,500       117.250      .21
Edison International  /1/                                              11,000,000       166.100      .29
FPL Group, Inc.                                                         1,000,000        56.400      .10
Pinnacle West Capital Corp.                                             2,000,000        83.700      .15
Southern Co.                                                            4,386,500       111.198      .20
TXU Corp.                                                               4,400,000       207.460      .37
MULTI-UTILITIES - 0.37%
Williams Companies, Inc.                                                8,041,900       205.229      .37
                                                                                      1,303.152     2.32

MISCELLANEOUS - 1.11%
Other equity securities in initial period                                               626.010     1.11
 of acquisition


TOTAL EQUITY SECURITIES:                                                             45,832.290    81.43
 (cost: $31,704.360 million)




                                                                       Principal        Market  Percent
                                                                          Amount         Value   of Net
Short-Term Securities                                                 (Millions)    (Millions)   Assets

U.S. Treasuries & Other Federal Agencies - 3.93%
Fannie Mae 1.70%-3.455% due 1/3-6/6/2002                            2,157,515,000     2,148.584     3.82
Federal Farm Credit Bank 1.70%-2.21%                                  209,000,000       207.883      .37
 due 3/18-5/13/2002
Federal Home Loan Banks 1.66%-2.33% due                             1,474,260,000     1,468.009     2.61
  1/11-6/13/2002
Freddie Mac 1.68%-3.60% due 1/2-6/5/2002                            2,380,834,000     2,371.672     4.21
Sallie Mae 1.882%-1.902% due 2/21-4/18/2002 /3/                        75,000,000        75.000      .13
U.S. Treasury Bills 1.745%-3.09% due                                1,575,000,000     1,567.898     2.79
 1/17-5/30/2002

Corporate Short-Term Notes - 4.42%
AIG Funding, Inc. 1.75%-1.98% due 1/11-2/1/2002                       100,000,000        99.866      .18
American Express Credit Corp. 1.80%-2.00%                             100,000,000        99.836      .18
 due 1/18-2/25/2002
Anheuser-Busch Cos., Inc. 1.72% due                                    40,000,000        39.966      .07
 1/18/2002  /2/
Archer Daniels Midland Co. 1.79% due                                   50,000,000        49.844      .09
 3/5/2002  /2/
Bank of America Corp. 1.75%-1.76% due                                 100,000,000        99.859      .18
 1/28-1/30/2002
BellSouth Corp. 2.00%-2.22% due                                       125,000,000       124.688      .22
 1/22-2/19/2002  /2/
ChevronTexaco Corp. 1.78%-1.81% due                                   100,000,000        99.737      .18
 2/4-3/12/2002
Citicorp 1.85% due 1/22/2002                                           50,000,000        49.943      .09
Coca-Cola Co. 1.875%-1.90% due 1/14-2/1/2002                          125,000,000       124.882      .22
Colgate-Palmolive Co. 1.72% due 1/25/2002 /2/                          50,000,000        49.940      .09
Electronic Data Systems Corp. 2.00% due                                25,000,000        24.929      .04
 2/20/2002  /2/
Gannett Co., Inc. 1.75% due 1/16-1/23/2002 /2/                        125,000,000       124.890      .22
General Electric Capital Corp. 1.91%-2.06%                            150,000,000       149.550      .26
 due 2/4-3/11/2002
Gillette Co. 1.96% due 1/22/2002 /2/                                   50,000,000        49.940      .09
Household Finance Corp. 2.07%-2.09% due                               100,000,000        99.765      .18
 2/7-2/12/2002
J.P. Morgan Chase & Co. 1.87%-2.02% due                               150,000,000       149.724      .27
 1/15-2/20/2002
Kimberly-Clark Corp. 2.02% due                                         50,000,000        49.956      .09
 1/14-1/17/2002 /2/
Knight-Ridder Inc. 1.87% due 2/5/2002  /2/                             50,000,000        49.906      .09
Kraft Foods Inc. 1.72%-1.78% due 1/29-2/6/2002                        100,000,000        99.840      .18
Merck & Co., Inc. 1.85%-2.25% due 1/31-4/9/2002                       150,000,000       149.377      .26
Minnesota Mining and Manufacturing Co.                                 55,000,000        54.840      .10
 1.76%-1.98% due 1/23-3/20/2002
Pfizer Inc 2.00%-2.10% due 1/22-1/25/2002 /2/                         125,000,000       124.835      .22
Procter & Gamble Co. 2.15% due 1/8-1/18/2002                           75,000,000        74.949      .13
SBC Communications Inc. 2.07%-2.38% due                               125,000,000       124.752      .22
 1/7-2/28/2002  /2/
Tribune Co. 2.07%-2.12% due 1/23-1/29/2002 /2/                         50,000,000        49.922      .09
Verizon Global Funding Corp. 1.78%-2.32%                              124,500,000       124.371      .22
 due 1/9-2/7/2002  /2/
Wells Fargo & Co. 1.79%-2.08% due                                     150,000,000       149.707      .26
 1/25-3/22/2002

Non-U.S. Currency - 0.01%
Taiwanese Dollar                                                      275,100,000         7.883      .01



TOTAL SHORT-TERM SECURITIES:                                                         10,336.743    18.36
 (cost: $10,333.603 million)


TOTAL INVESTMENT SECURITIES:                                                         56,169.033    99.79
 (cost: $42,037.963 million)
Excess of cash and receivables over payables                                            118.379      .21

NET ASSETS                                                                          $56,287.412  100.00%

/1/ Non-income-producing security.
/2/ Purchased in a private placement
 transaction; resale may be limited to
 qualified institutional buyers; resale to public may require registration.
/3/ Coupon rate may change periodically.

ADR = American Depositary Receipts

See Notes to Financial Statements

Equity securities appearing in the portfolio since June 30, 2001

AT&T Wireless Services
British Airways
Canadian Pacific Railway
Carnival
Comcast
ConAgra Foods
Edison International
EMC
Fuji Photo Film
Johnson & Johnson
J.P. Morgan Chase
Kohl's
LSI Logic
Maxim Intergrated Products
PanCanadian Energy
PMC-Sierra
Rohm and Haas
Sanmina-SCI
Solectron
Southwest Airlines
Sumitomo Mitsui Banking
Sun Microsystems
Taiwan Semiconductor Manufacturing
Telefonos de Mexico
Tyco International
Xilinx


Equity securities eliminated from the portfolio since June 30, 2001

Canadian Pacific
Computer Associates International
Dana
First Data
FleetBoston Financial
General Electric
Lloyds TSB Group
MBNA
Qwest Communications International
Sprint PCS
U.S. Bancorp
Walt Disney


THE INVESTMENT COMPANY OF AMERICA
Financial statements

Statement of assets and liabilities
at December 31, 2001                                                      (dollars in  millions)

Assets:
 Investment securities at market
  (cost: $31,704.360)                                                                         $45,832.290
 Short-term securites at market
  (cost: $10,333.603)                                                                          10,336.743
 Cash                                                                                                .620
 Receivables for -
  Sales of investments                                                        $37.504
  Sales of fund's shares                                                      124.267
  Dividends and interest                                                       68.259
  Other                                                                          .007             230.037
                                                                                               56,399.690
Liabilities:
 Payables for -
  Purchases of investments                                                     18.569
  Repurchases of fund's shares                                                 66.354
  Management services                                                          11.375
  Other expenses                                                               15.980             112.278
Net assets at December 31, 2001                                                               $56,287.412

 Class A shares, $.001 par value
(authorized capital stock - 2,500,000,000 shares):
  Net assets                                                                                  $54,315.348
  Shares outstanding                                                                        1,903,527,880
  Net asset value per share                                                                        $28.53
 Class B shares, $.001 par value
(authorized capital stock - 1,250,000,000 shares):
  Net assets                                                                                   $1,301.988
  Shares outstanding                                                                           45,738,160
  Net asset value per share                                                                        $28.47
 Class C shares, $.001 par value
(authorized capital stock - 250,000,000 shares):
  Net assets                                                                                     $480.197
  Shares outstanding                                                                           16,887,430
  Net asset value per share                                                                        $28.44
 Class F shares, $.001 par value
(authorized capital stock - 250,000,000 shares):
  Net assets                                                                                     $189.879
  Shares outstanding                                                                            6,658,110
  Net asset value per share                                                                        $28.52




Statement of operations
for the year ended December 31, 2001                                      (dollars in  millions)
Investment income:
 Income:
  Dividends                                                                  $701.201
  Interest                                                                    442.960          $1,144.161

 Expenses:
  Management services fee                                                     134.899
  Distribution expenses - Class A                                             126.552
  Distribution expenses - Class B                                               8.451
  Distribution expenses - Class C                                               1.752
  Distribution expenses - Class F                                                .156
  Transfer agent fee - Class A                                                 38.077
  Transfer agent fee - Class B                                                   .690
  Administrative services fees - Class C                                         .444
  Administrative services fees - Class F                                         .127
  Reports to shareholders                                                       1.291
  Registration statement and prospectus                                         1.638
  Postage, stationery and supplies                                              7.578
  Directors' and Advisory Board fees                                             .622
  Auditing and legal fees                                                        .126
  Custodian fee                                                                 1.299
  Taxes other than federal income tax                                            .606
  Other expenses                                                                 .289             324.597
 Net investment income                                                                            819.564

Realized gain and unrealized
 depreciation on investments:
 Net realized gain                                                                                972.412
 Net unrealized depreciation on investments                                                    (4,453.803)
  Net realized gain and
   unrealized depreciation
   on investments                                                                              (3,481.391)
 Net decrease in net assets resulting
  from operations                                                                             $(2,661.827)









Statement of changes in net assets                                        (dollars in  millions)


                                                                           Year ended         December 31
                                                                                  2001                2000
Operations:
 Net investment income                                                       $819.564            $974.541
 Net realized gain on investments                                             972.412           3,698.090
 Net unrealized depreciation
  on investments                                                           (4,453.803)         (2,579.409)
  Net (decrease) increase in net assets
   resulting from operations                                               (2,661.827)          2,093.222

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income:
  Class A                                                                    (959.826)           (892.064)
  Class B                                                                      (9.501)             (2.107)
  Class C                                                                      (2.076)                  -
  Class F                                                                      (1.230)                  -
 Distributions from net realized gain on investments:
  Class A                                                                  (1,089.756)         (3,563.960)
  Class B                                                                     (19.552)            (21.064)
  Class C                                                                      (5.375)                  -
  Class F                                                                      (2.044)                  -
   Total dividends and distributions                                       (2,089.360)         (4,479.195)

Capital share transactions:
 Proceeds from shares sold                                                  8,211.709           6,216.625
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                         1,922.084            4,130.694
 Cost of shares repurchased                                                (5,746.063)         (7,405.706)
  Net increase in net assets resulting
   from capital share transactions                                          4,387.730           2,941.613
 Total (decrease) increase in net assets                                     (363.457)            555.640

Net assets:
 Beginning of year                                                         56,650.869          56,095.229
 End of year (including
  undistributed net investment
  income: $224.805 and $377.915,
  respectively)                                                           $56,287.412         $56,650.869



See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company ("mutual fund"). The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or a contingent deferred sales charge.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and certain other expenses ("class-specific expenses"). Differences in class-specific expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded (as determined by the investment adviser), as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities denominated in non-U.S. currencies are translated daily into U.S. dollars at the current exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The increase or decrease in the U.S. dollar value of assets and liabilities resulting from changes in currency exchange rates is combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of any non-U.S. taxes paid. For the year ended December 31, 2001, non-U.S. taxes paid were $11,088,000.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to mutual funds and intends to distribute all of its net taxable income and net capital gains each year. A mutual fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis. Income and gains computed on a tax basis may differ from amounts reported in the accompanying financial statements. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of December 31, 2001, the cost of investment securities for federal income tax reporting purposes was $42,031,519,000, or $6,444,000 less than the cost reported in the accompanying financial statements. Net unrealized appreciation on investments aggregated $14,137,514,000; $15,844,283,000 related to appreciated securities and $1,706,769,000 related to depreciated securities. The net taxable gains for the year ended December 31, 2001 of $975,331,000 exceed the amount recorded for financial reporting purposes by $2,919,000, primarily due to a lower tax basis than book basis for certain securities sold during the year.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

AFFILIATED COMPANIES, OFFICERS AND DIRECTORS - The Capital Group Companies, Inc. is the parent company of Capital Research and Management Company ("CRMC"), the fund's investment adviser. CRMC is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares. Officers and certain Directors of the fund are affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

INVESTMENT ADVISORY FEE - The fee of $134,899,000 for management services was incurred pursuant to an agreement with CRMC.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.390% per annum of the first $1 billion of month-end net assets decreasing to 0.222% of such assets in excess of $71 billion. For the year ended December 31, 2001, the management services fee was equivalent to an annualized rate of 0.242% of average month-end net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended December 31, 2001, total distribution expenses were $126,552,000, equivalent to an annualized rate of 0.23% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any deferred sales charges applicable to the shares sold) in order to finance the payment of dealer commissions. For the year ended December 31, 2001, total distribution expenses were $8,451,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the year ended December 31, 2001, total distribution expenses were $1,752,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the year ended December 31, 2001, total distribution expenses were $156,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of December 31, 2001, total distribution expenses payable to AFD for all share classes were $10,697,000.

AFD received $25,295,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended December 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying financial statements.

TRANSFER AGENT FEE - A fee of $38,767,000 was incurred during the year ended December 31, 2001, pursuant to an agreement with AFS. As of December 31, 2001, total transfer agent fees payable to AFS for Class A and Class B shares were $3,375,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the year ended December 31, 2001, total fees under the agreement were $571,000. As of December 31, 2001, total administrative services fees payable to CRMC for Class C and Class F shares were $133,000.

DEFERRED DIRECTORS' AND ADVISORY BOARD FEES - Since the adoption of the deferred compensation plan in 1993, Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds.
These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of December 31, 2001, the cumulative amount of these liabilities was $1,667,000. Directors' and Advisory Board fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

5. WARRANTS

As of December 31, 2001, the fund had warrants outstanding which may be exercised at any time for the purchase of 822,026 Class A shares at approximately $5.24 per share. If such warrants had been exercised as of December 31, 2001, the net asset value of Class A shares would have been reduced by $0.01 per share.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES
The fund made purchases and sales of investment securities, excluding short-term securities, of $13,517,116,000 and $10,012,190,000, respectively, during the year ended December 31, 2001.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held with the custodian bank. For the year ended December 31, 2001, the custodian fee of $1,299,000 includes interest calculated in the amount of $177,000.

As of December 31, 2001, reclassifications of certain amounts reported in the accompanying financial statements were made to conform to tax accounting methods as follows: undistributed net investment income of $41,000 was reclassified to undistributed net realized gains; undistributed net realized gains of $92,162,000 were reclassified to additional paid-in capital.

As of December 31, 2001, net assets consisted of the following:

Net Assets

                                                                   (dollars in millions)
Capital paid in on shares of capital stock                                      $41,709.555
Undistributed net investment income                                                 224.805
Undistributed net realized gain                                                     222.064
Net unrealized appreciation                                                      14,130.988
Net assets                                                                      $56,287.412

Capital share transactions in the fund were as follows:

                                                                           Year ended        Year ended
                                                                         December 31,      December 31,
                                                                                  2001              2001
                                                                    Amount (millions)            Shares
Class A Shares:
  Sold                                                                     $6,534.080       221,910,009
  Reinvestment of dividends and distributions                               1,884.217        64,924,874
  Repurchased                                                              (5,639.751)     (192,783,453)
   Net increase in Class A                                                  2,778.546        94,051,430
Class B Shares: /1/
  Sold                                                                        976.698        33,294,441
  Reinvestment of dividends and distributions                                  28.010           977,859
  Repurchased                                                                 (76.876)       (2,684,670)
   Net increase in Class B                                                    927.832        31,587,630
Class C Shares: /2/
  Sold                                                                        501.953        17,316,730
  Reinvestment of dividends and distributions                                   7.161           253,884
  Repurchased                                                                 (19.333)         (683,184)
   Net increase in Class C                                                    489.781        16,887,430
Class F Shares: /2/
  Sold                                                                        198.978         6,922,247
  Reinvestment of dividends and distributions                                   2.696            95,329
  Repurchased                                                                 (10.103)         (359,466)
   Net increase in Class F                                                    191.571         6,658,110
Total net increase in fund                                                 $4,387.730       149,184,600





                                                                           Year ended        Year ended
                                                                         December 31,      December 31,
                                                                                  2000
                                                                    Amount (millions)            Shares
Class A Shares:
  Sold                                                                     $5,769.801       178,847,762
  Reinvestment of dividends and distributions                               4,108.241       132,121,263
  Repurchased                                                              (7,394.906)     (229,525,161)
   Net increase in Class A                                                  2,483.136        81,443,864
Class B Shares: /1/
  Sold                                                                        446.824        13,755,990
  Reinvestment of dividends and distributions                                  22.453           730,425
  Repurchased                                                                 (10.800)         (335,885)
   Net increase in Class B                                                    458.477        14,150,530
Class C Shares: /2/
  Sold                                                                            -                 -
  Reinvestment of dividends and distributions                                     -                 -
  Repurchased                                                                     -                 -
   Net increase in Class C                                                        -                 -
Class F Shares: /2/
  Sold                                                                            -                 -
  Reinvestment of dividends and distributions                                     -                 -
  Repurchased                                                                     -                 -
   Net increase in Class F                                                        -                 -
Total net increase in fund                                                 $2,941.613        95,594,394


/1/ Class B shares were not offered
 before March 15, 2000.
/2/ Class C and Class F shares were not
 offered before March 15, 2001.

Per-share data and ratios

                                                                    Class A         Class A         Class A

                                                                 Year ended      Year ended      Year ended
                                                               December 31,    December 31,    December 31,
                                                                        2001            2000            1999
Net asset value, beginning of year                                   $31.07          $32.46          $31.07

 Income from investment operations:
  Net investment income                                             .44 /1/         .56 /1/             .49

  Net (losses) gains on securities (both                         (1.87) /1/         .65 /1/             4.45
 realized and unrealized)

   Total from investment operations                                   (1.43)           1.21            4.94

 Less distributions:
  Dividends (from net investment income)                               (.52)           (.52)           (.51)

  Distributions (from capital gains)                                   (.59)          (2.08)          (3.04)

   Total distributions                                                (1.11)          (2.60)          (3.55)

Net asset value, end of year                                         $28.53          $31.07          $32.46

Total return /2/                                                     (4.59)%           3.84%          16.55%

Ratios/supplemental data:

 Net assets, end of year (in millions)                              $54,315         $56,212         $56,095

 Ratio of expenses to average net assets                                .57%            .56%            .55%

 Ratio of net income to average net assets                             1.49%           1.74%           1.54%




                                                                    Class A         Class A

                                                                 Year ended      Year ended
                                                               December 31,    December 31,
                                                                        1998            1997
Net asset value, beginning of year                                   $28.25          $24.23

 Income from investment operations:
  Net investment income                                                 0.48            0.51

  Net (losses) gains on securities (both                                5.79            6.61
 realized and unrealized)

   Total from investment operations                                    6.27            7.12

 Less distributions:
  Dividends (from net investment income)                               (.51)           (.50)

  Distributions (from capital gains)                                  (2.94)          (2.60)

   Total distributions                                                (3.45)          (3.10)

Net asset value, end of year                                         $31.07          $28.25

Total return /2/                                                      22.93%          29.81%

Ratios/supplemental data:

 Net assets, end of year (in millions)                              $48,498         $39,718

 Ratio of expenses to average net assets                                .55%            .56%

 Ratio of net income to average net assets                             1.65%           1.90%



                                                                    Class B         Class B

                                                                 Year ended     March 15 to
                                                               December 31,    December 31,
                                                                       2001        2000 /3/
Net asset value, beginning of period                                 $31.01          $31.13

 Income from investment operations: /1/
  Net investment income                                                 .19             .26

  Net (losses) gains on securities (both                              (1.83)           1.55
realized and unrealized)

   Total from investment operations                                   (1.64)           1.81

 Less distributions:
  Dividends (from net investment income)                               (.31)           (.25)

  Distributions (from capital gains)                                   (.59)          (1.68)

   Total distributions                                                 (.90)          (1.93)

Net asset value, end of period                                       $28.47          $31.01

Total return /2/                                                     (5.30)%           5.87%

Ratios/supplemental data:

 Net assets, end of period (in millions)                             $1,302            $439

 Ratio of expenses to average net assets                               1.35%       1.34%/4/

 Ratio of net income to average net assets                              .66%       1.06%/4/



                                                                    Class C         Class F

                                                                March 15 to     March 15 to
                                                               December 31,    December 31,
                                                                   2001 /3/        2001 /3/
Net asset value, beginning of period                                 $29.05          $29.10

 Income from investment operations: /1/
  Net investment income                                                 .09             .27

  Net (losses) gains on securities (both                               (.14)           (.13)
realized and unrealized)

   Total from investment operations                                    (.05)            .14

 Less distributions:
  Dividends (from net investment income)                               (.21)           (.37)

  Distributions (from capital gains)                                   (.35)           (.35)

   Total distributions                                                 (.56)           (.72)

Net asset value, end of period                                       $28.44          $28.52

Total return /2/                                                      (.19)%            .48%

Ratios/supplemental data:

 Net assets, end of period (in millions)                               $480            $190

 Ratio of expenses to average net assets                           1.52%/4/         .72%/4/

 Ratio of net income to average net assets                          .38%/4/        1.17%/4/



Supplemental data - all classes

                                                                 Year ended      Year ended      Year ended
                                                               December 31,    December 31,    December 31,
                                                                        2001            2000            1999
Portfolio turnover rate                                               22.06%          25.36%          27.85%




Supplemental data - all classes

                                                                 Year ended      Year ended
                                                               December 31,    December 31,
                                                                        1998            1997
Portfolio turnover rate                                               24.28%          26.02%


/1/ Based on average shares outstanding.
/2/ Total returns exclude all sales charges,
               including contingent deferred sales charges.
/3/ Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
/4/ Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE INVESTMENT COMPANY OF
AMERICA:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California

January 31, 2002


TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2001, the fund paid a long-term capital gain distribution of $1,116,727,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 76% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 3% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.


SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2002 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



OTHER SHARE CLASS RESULTS (UNAUDITED)

Class B, Class C and Class F
Returns for periods ended December 31, 2001:

                                          One year            Life of class

CLASS B SHARES

Reflecting applicable contingent
deferred sales charge (CDSC), maximum
of 5%, payable only if shares are sold

within six years of purchase              -9.89%              -1.91%/1/

Not reflecting CDSC                       -5.30%              0.14%/1/

CLASS C SHARES

Reflecting CDSC, maximum of 1%, payable    -                   -1.17%/2/
only if shares are sold within one year
of purchase

Not reflecting CDSC                       -                   -0.19%/2/

CLASS F SHARES

Not reflecting annual asset-based fee     -                   0.48%/2/
charged by sponsoring firm


/1/ Average annual compound return from March 15, 2000, when Class B shares first became available.
/2/ Total return from March 15, 2001, when Class C and Class F shares first became available.
RESULTS OF MEETING OF SHAREHOLDERS (HELD OCTOBER 11, 2001)
Total shares outstanding (all classes) on
record date August 17, 2001                         1,901,256,948
Total shares voting on October 11, 2001             1,206,302,268  (63.4%)
PROPOSAL 1: ELECTION OF DIRECTORS

Director                   Votes for             Percent        Votes             Percent
                                                 of shares      withheld          of shares
                                                 voting                           withheld
                                                 for

Louise H. Bryson           1,194,008,282         99%            12,293,986        1%

Malcolm R. Currie          1,193,792,389         99             12,509,879        1

Mary Anne Dolan            1,194,656,787         99             11,645,481        1

Martin Fenton              1,193,690,789         99             12,611,479        1

Claudio X. Gonzalez        1,193,311,766         99             12,990,502        1
Laporte

James B. Lovelace          1,193,907,540         99             12,394,728        1

Jon B. Lovelace, Jr.       1,193,521,263         99             12,781,005        1

John G. McDonald           1,194,250,755         99             12,051,513        1

Bailey Morris-Eck          1,194,523,636         99             11,778,632        1

Richard G. Newman          1,194,169,870         99             12,132,398        1

Donald D. O'Neal           1,195,158,196         99             11,144,072        1

Olin C. Robison            1,194,313,108         99             11,989,160        1

James F. Rothenberg        1,194,919,041         99             11,383,227        1

R. Michael Shanahan        1,195,125,131         99             11,177,137        1

William J. Spencer         1,193,958,602         99             12,343,666        1


PROPOSAL 2: RATIFICATION OF ACCOUNTANTS

Votes for         Percent       Votes         Percent     Absententions    Percent
                  of            against       of                           of shares
                  shares                      shares                       abstaining
                  voting for                  voting
                                              against

1,184,952,440     98%           5,915,622     1%          15,434,206       1%


BOARD OF DIRECTORS, ADVISORY BOARD AND OFFICERS
"NON-INTERESTED" DIRECTORS

NUMBER AND AGE              YEAR          PRINCIPAL OCCUPATION(S)
                            FIRST         DURING PAST FIVE YEARS
                            ELECTED
                            A DIRECTOR
                            OF THE
                            FUND/1/

Louise H. Bryson, 57        1999          Executive Vice President,
                                          Distribution and Business
                                          Development, Lifetime Television;
                                          Director and former Chairman of the
                                          Board, KCET - Los Angeles Public
                                          Television Station, fx Networks,
                                          Inc: Fox Inc.

Malcolm R. Currie,          1992          Chairman of the Board and CEO,
Ph.D., 74                                 Currie Technologies, Inc.; Chairman
                                          Emeritus, Hughes Aircraft Company;
                                          former Chairman of the Board of
                                          Trustees, University of Southern
                                          California

Mary Anne Dolan, 54         2000          Founder and President, M.A.D., Inc.
                                          (communications company); former
                                          Editor-in-Chief, The Los Angeles
                                          Herald Examiner

Martin Fenton, 66           2000          Managing Director, Senior Resource
                                          Group LLC (development and
                                          management of senior living
                                          communities)

Claudio X. Gonzalez         2001          Chairman of the Board and CEO,
Laporte, 67                               Kimberly-Clark de Mexico, S.A

John G. McDonald, 64        1976          The IBJ Professor of Finance,
                                          Graduate School of Business,
                                          Stanford University

Bailey Morris-Eck, 57       1993          Senior Associate, Reuters
                                          Foundation; Senior Fellow,
                                          Institute for International
                                          Economics; former Vice President,
                                          The Brookings Institute;
                                          Consultant, The Independent of
                                          London

Richard G. Newman, 67       1996          Chairman of the Board and CEO,
                                          AECOM Technology Corporation
                                          (engineering, consulting and
                                          professional services)

Olin C. Robison, Ph.D.,     1987          President of the Salzburg Seminar;
65                                        President Emeritus, Middlebury
                                          College

William J. Spencer,         1997          Chairman of the Board and CEO,
Ph.D., 71                                 SEMATECH (research and development
                                          consortium); Trustee, William
                                          Jewell College; Trustee, Associated
                                          Universities, Inc.

"NON-INTERESTED" DIRECTORS

                            Number of
                            boards

                            within the
                            fund

                            complex/2/
                            on which

Name and age                Director
                            serves

Louise H. Bryson, 57        1             None

Malcolm R. Currie,          1             Enova Systems; Inamed Corp.; LSI
Ph.D., 74                                 Logic Corporation

Mary Anne Dolan, 54         3             None

Martin Fenton, 66           16            None

Claudio X. Gonzalez         2             Banco Nacional de Mexico; Grupo
Laporte, 67                               Carso; Grupo Industrial Alfa;
                                          Telefonos de Mexico; Kellogg
                                          Company; General Electric Company;
                                          The Home Depot; The Mexico Fund

John G. McDonald, 64        8             Plum Creek Timber Co.; Scholastic
                                          Corporation; iStar Financial, Inc.;
                                          Varian, Inc.; Capstone Turbine
                                          Corp.

Bailey Morris-Eck, 57       3             None

Richard G. Newman, 67       13            Southwest Water Company

Olin C. Robison, Ph.D.,     3             None
65

William J. Spencer,         1             None
Ph.D., 71


"INTERESTED" DIRECTORS/4/

Name, age and                Year             Principal occupation(s)
position with fund           first            during past five years and
                             elected          positions held with affiliated
                             a Director       entities or the principal
                             or officer       underwriter of the fund
                             of the
                             fund/1/

Jon B. Lovelace, Jr.,/6/     1953             Chairman Emeritus, Capital
75                                            Research and Management Company
Chairman of the Board

R. Michael Shanahan, 63      1994             Chairman of the Board and
President                                     Principal Executive Officer,
                                              Capital Research and Management
                                              Company; Director, American
                                              Funds Distributors, Inc.;/5/
                                              Director, The Capital Group
                                              Companies, Inc.;/5/ Chairman of
                                              the Board, Capital Management
                                              Services, Inc./5/

James B. Lovelace,/6/ 45     1994             Senior Vice President and
Senior Vice President                         Director, Capital Research and
                                              Management Company

Donald D. O'Neal, 41         1994             Senior Vice President, Capital
Senior Vice President                         Research and Management Company

James F. Rothenberg, 55      2000             President and Director, Capital
Executive Vice President                      Research and Management Company;
                                              Director, American Funds
                                              Distributors, Inc.;/5/ Director,
                                              American Funds Service Company;/5/
                                              Director, The Capital Group
                                              Companies, Inc.;/5/ Director,
                                              Capital Guardian Trust Company;/5/
                                              Director, Capital Group
                                              Research, Inc.;/5/ Director,
                                              Capital Management Services,
                                              Inc./5/


"Interested" Directors/4/

NAME, AGE AND POSITION          NUMBER OF BOARDS        OTHER
WITH FUND                       WITHIN THE FUND         DIRECTORSHIPS/3/
                                COMPLEX/2/ ON           HELD BY
                                WHICH DIRECTOR          DIRECTOR
                                SERVES

Jon B. Lovelace, Jr.,/6/ 75     3                       None

Chairman of the Board

R. Michael Shanahan, 63         2                       None

President

James B. Lovelace,/6/ 45        2                       None

Senior Vice President

Donald D. O'Neal, 41            2                       None

Senior Vice President

James F. Rothenberg, 55         4                       None

Executive Vice President


BOARD OF DIRECTORS, ADVISORY BOARD AND OFFICERS (CONTINUED)
ADVISORY BOARD MEMBERS

Name and age                    Year first       Principal occupation(s) during
                                elected to       past five years
                                Advisory
                                Board/1/

Thomas M. Crosby, Jr., 63       1995             Partner, Faegre & Benson (law firm)

Ellen H. Goldberg, Ph.D., 56    1998             President, Santa Fe Institute; Research
                                                 Professor, University of New Mexico

William H. Kling, 59            1985             President, Minnesota Public Radio; President,
                                                 Greenspring Co.; President, American Public Media Group

Farzad Nazem, 40                2000             Chief Technology Officer, Yahoo! Inc.

Robert J. O'Neill, Ph.D., 65    1988             Chairman of the Council, Australian Strategic
                                                 Policy Institute; Adjunct Professor in Strategic
                                                 and Defense Studies Center, Australian National
                                                 University; former Chichele Professor of the History
                                                 of War; former Fellow of All Souls College,
                                                 University of Oxford

Norman R. Weldon, Ph.D., 67     1977             Managing Director, Partisan Management Group;
                                                 former Chairman of the Board, Novoste Corporation


ADVISORY BOARD MEMBERS

NAME AND AGE                              NUMBER OF BOARDS          OTHER DIRECTORSHIPS
                                          WITHIN THE FUND           HELD/3/
                                          COMPLEX/2/ ON
                                          WHICH ADVISORY
                                          BOARD MEMBER
                                          SERVES

Thomas M. Crosby, Jr., 63                 1                         None

Ellen H. Goldberg, Ph.D., 56              1                         None

William H. Kling, 59                      6                         Irwin Financial Corporation; St. Paul Companies

Farzad Nazem, 40                          1                         None

Robert J. O'Neill, Ph.D., 65              3                         The "Shell" Transport and Trading Co. PLC

Norman R. Weldon, Ph.D., 67               3                         Novoste Corporation


OTHER OFFICERS

Name, age and position                Year           Principal occupation(s) during past
with fund                             first          five years and position held with
                                      elected        affiliated entitites or the
                                      an             principal underwriter of the fund
                                      officer
                                      of the
                                      fund/1/

Gregg E. Ireland, 52                  1994           Senior Vice President, Capital Research and Management Company
Senior Vice President

Joyce E. Gordon, 45                   1998           Senior Vice President, Capital Research Company/5/
Vice President

Anne M. Llewellyn, 54                 1984           Associate, Capital Research and Management Company
Vice President

Vincent P. Corti, 45                  1994           Vice President - Fund Business Management Group, Capital Research and
Management Company
Secretary

Thomas M. Rowland, 60                 1998           Senior Vice President, Capital Research and Management Company; Director,
American Funds Service Company/5/
Treasurer

R. Marcia Gould, 47                   1993           Vice President - Fund Business Management Group, Capital Research and
Management Company
Assistant Treasurer

Anthony W. Hynes, Jr., 39             1998           Vice President - Fund Business Management Group, Capital Research and
Management Company
Assistant Treasurer


The Statement of Additional Information includes additional information about the fund's Directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, attention: Fund Secretary.

/1/ Directors and officers of the fund are elected on an annual basis.
/2/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(r) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations. /3/This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
/4/"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
/5/Company affiliated with Capital Research and Management Company.
/6/James B. Lovelace is the son of Jon B. Lovelace, Jr.

Offices of the fund and of the
investment adviser, Capital Research
and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent accountants
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in The Investment Company of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 0.95% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.15% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company at 800/421-0180 or visit us at americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of The Investment Company of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(sm)]

What makes American Funds different?

Each of our funds is built on a tradition spanning seven decades of investing. No matter which of the American Funds you may own, you can rest assured that your fund will follow these time-tested approaches to investing your money.

- A long-term, value-oriented approach
- An unparalleled global research effort
- A unique method of portfolio management
- Experienced investment professionals
- A commitment to low operating expenses

HERE ARE THE 29 AMERICAN FUNDS:

- GROWTH FUNDS
 Emphasis on long-term growth through stocks
 AMCAP Fund(r)
 EuroPacific Growth Fund(r)
 The Growth Fund of America(sm)
 The New Economy Fund(r)
 New Perspective Fund(r)
 New World Fund(sm)
 SMALLCAP World Fund(r)

- GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
 American Mutual Fund(r)
 Capital World Growth and Income Fund(sm)
 Fundamental Investors(sm)
 The Investment Company of America(r)
 Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder (r)
 The Income Fund of America(r)

- BALANCED FUND
 Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

- BOND FUNDS
 Emphasis on current income through bonds
 American High-Income Trust(sm)
 The Bond Fund of America(sm)
 Capital World Bond Fund(r)
 Intermediate Bond Fund of America(r)
 U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
 American High-Income Municipal Bond Fund(r)
 Limited Term Tax-Exempt Bond Fund of America(sm)
 The Tax-Exempt Bond Fund of America(r)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(r)
 The Tax-Exempt Fund of Maryland(r)
 The Tax-Exempt Fund of Virginia(r)

- MONEY MARKET FUNDS
 Seek stable monthly income through money market instruments
 The Cash Management Trust of America(r)
 The Tax-Exempt Money Fund of America(sm)
 The U.S. Treasury Money Fund of America(sm)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. ICA-011-0202
Litho in USA BDC/GRS/5476
Printed on recycled paper